UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2023

(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

5790 Widewaters Parkway, DeWitt, New York	13214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 445-2282

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CBU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 20, 2023, Community Bank System, Inc.’s (the “Company”) Board of Directors (the “Board”) elected Dimitar Karaivanov, the Company’s Executive Vice President and Chief Operating Officer (“COO”), to serve as a Director of the Company and its wholly-owned subsidiary, Community Bank, N.A. (the “Bank”), effective as of January 1, 2024. Mr. Karaivanov’s election to the Board is part of the previously announced succession plan in which Mr. Karaivanov will assume the role of President and Chief Executive Officer of the Company and the Bank effective as of January 1, 2024.

Mr. Karaivanov will serve on the Company’s and the Bank’s Risk Committee. There are no arrangements or understandings between Mr. Karaivanov and any other persons pursuant to which he was elected as a Director of the Company and the Bank. There are no family relationships between Mr. Karaivanov and any director or executive officer of the Company. There are no related party transactions between the Company and Mr. Karaivanov that would require disclosure under Item 404(a) of Regulation S-K.

Item 8.01	Other Events

On December 20, 2023, the Board approved its annual stock repurchase program authorizing the repurchase, at the discretion of senior management and subject to approval by the Company’s regulators, of up to 2,697,000 shares of the Company’s common stock during the twelve-month period starting January 1, 2024.

Such repurchases may be made at the discretion of senior management depending on market conditions and other relevant factors and will be acquired through open market or privately negotiated transactions as permitted under Rule 10b-18 of the Securities Exchange Act of 1934 and other applicable regulatory and legal requirements. The new repurchase authorization replaces the existing program which expires on December 31, 2023, under which, the Company purchased year-to-date 607,161 shares of the Company’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bank System, Inc.

		By:	/s/ Michael N. Abdo
		Name:	Michael N. Abdo
		Title:	Executive Vice President and General Counsel

Dated:	December 22, 2023